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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                               January 21, 1998




                        WESTERFED FINANCIAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)



   Delaware                        0-22772                      81-0487794
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(State or other             (Commission File No.)              (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                                   Number)


   110 East Broadway, Missoula, Montana                              59802
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:            (406) 721-5254
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                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5.           Other Events

                           On January 21, 1998 the Registrant issued the press
                  releases attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press releases, dated January 21, 1998





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                                  Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WesterFed Financial Corporation





Date:     January 29, 1998              By: /s/  Lyle R. Grimes
          -------------------              ---------------------------------
                                           Lyle R. Grimes
                                           President/Chief Executive Officer












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                               Index to Exhibits




                                                               Sequentially
                                                               Numbered Page
                                                              Where Attached
Exhibit                                                          Exhibits
 Number                                                         are located
 ------                                                        ------------
  99.6        Press Releases dated January 21, 1998                  5